SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2006

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation	File Number	Identification No.)

10 S. First Avenue, Walla Walla, Washington		99362
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code) (509) 527-3636

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[X]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
        CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
        CFR 240.13e-4(c))


Item 8.01 Other Events.

        On December 12, 2006, Banner Corporation ("Banner") and F&M Bank issued a joint press release announcing the execution by and between Banner and F&M Bank of an Agreement and Plan of Merger, dated as of December 11, 2006.

        Attached as Exhibit 99.1 and incorporated herein by reference, is a copy of the joint press release issued by Banner on December 12, 2006, announcing the signing of the merger agreement. A presentation that Banner is presenting to investors on December 12, 2006 is included as Exhibit 99.2 to this report.

Forward-looking Statements

        This Form 8-K and the exhibits hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning future performance, developments or events, expectations for earnings, growth and market forecasts, and other guidance on future periods (including, among others, statements regarding the benefits of the acquisition of F&M Bank by Banner), which forward-looking statements are subject to a number of risks and uncertainties that are beyond the Company's control and might cause actual results to differ materially from stated objectives. These factors include but are not limited to: competition in the financial services market for both deposits and loans as well as regional and general economic conditions; and Banner's ability to successfully complete consolidation and conversion activities, incorporate acquisitions into its operations, retain key employees, increase its customer base, achieve cost savings and successfully generate commercial, consumer and real estate loans. Additional factors that may affect future results are contained in Banner filings with the SEC, which are available at the SEC web site http://www.sec.gov, including in Banner Annual Report on Form 10-K for the year ended December 31, 2005, under the heading "Risk Factors." Banner undertakes no responsibility to update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits

            (d)        Exhibits

            99.1     Press Release dated December 12, 2006.

            99.2     Presentation of Banner dated December 12, 2006.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: December 12, 2006	By: /s/ D. Michael Jones
D. Michael Jones
President and Chief Executive Officer


Exhibit 99.1

Press Release dated December 12, 2006


                                                                                     Contact:  D. Michael Jones,
                                                                                                    President and CEO
                                                                                                    Lloyd W. Baker, CFO
                                                                                                    (509) 527-3636

                                               News Release

BANNER CORPORATION SIGNS DEFINITIVE AGREEMENT
TO ACQUIRE F&M BANK OF SPOKANE, WASHINGTON

Walla Walla, WA - December 12, 2006 - Banner Corporation (Nasdaq: BANR), the parent company of Banner Bank, today announced the signing of a definitive merger agreement with F&M Bank, Spokane, Washington, in a stock and cash transaction valued at approximately $98.8 million. In connection with the transaction, F&M Bank will merge into Banner Bank. The merger will significantly expand Banner's presence in the Spokane, Washington area, the fourth largest metropolitan market in the Pacific Northwest. A conference call and investor presentation regarding the merger will be held today at 10 am PST.

Founded in 1906, F&M Bank is a state-chartered commercial community bank with $406 million in assets, $354 million in loans, $339 million in deposits and shareholders' equity of $39 million at September 30, 2006. With 14 branches in and around the Spokane area, the Bank specializes in meeting the financial needs of individuals, small and mid-sized businesses, government bodies and other legal entities.

"The officers, employees and board members of F&M Bank have created a dynamic and expanding community bank with a reputation for quality service in its market area," said D. Michael Jones, President and Chief Executive Officer of Banner Corporation. "Partnering with F&M Bank expands and strengthens our presence in the important Spokane market. The Spokane area has experienced strong population and job growth over the last several years along with improving median household income. The merger provides us a branch distribution network complementary to our own and it allows us to serve our growing customer base with a full range of products and an experienced staff in convenient locations. We believe that a combination of F&M Bank and Banner Bank will be a positive step for each bank's shareholders, customers and employees."

"Banner practices the same philosophy of providing outstanding customer service with competitive products and quality employees that has made F&M Bank so successful. Our "Warm Hearted Team" is pleased to be joining Banner," said John Wagner, President of F&M Bank. "We look forward to offering additional deposit products, larger lending limits, improved technology and operating efficiencies, all while retaining our focus on customer service and local decision making. Partnering with Banner Bank provides us with the resources for further growth and diversification in the Spokane market and allows immediate regional banking access for our customers through Banner's expanded Northwest presence."

"Given F&M Bank's experienced staff, low-cost deposit structure and strong customer base in a market where we are expanding, we anticipate very positive results from the merger," said Jones. "We expect this acquisition to be essentially neutral to our earnings per share for the second half of 2007 and accretive to our full-year 2008 earnings per share. Banner Bank currently has two branches and two lending offices in the Spokane area. When the prospect of this transaction arose, we viewed it as an excellent opportunity to fully serve the fourth largest metropolitan area in the Pacific Northwest which has important ties to our other three markets of emphasis, the Puget Sound region, greater Portland and greater Boise."

According to the terms of the definitive agreement and assuming all outstanding F&M Bank options are exercised, F&M Bank shareholders will receive 0.8500 shares of Banner Corporation common stock and $9.30 in cash for each F&M Bank share, plus a pro-ration of the annual cash dividend through the date of closing. The acquisition, which has been approved by the Boards of Directors of both companies, is subject to, among other contingencies, approval by regulators and F&M Bank shareholders. The transaction is expected to close during the second quarter of 2007.

Conference Call
 The Company will host a conference call today, Tuesday, December 12, 2006, at 10:00 a.m. PST, to discuss the acquisition. The conference call can be accessed live by telephone at 303-262-2137. To view a slideshow presentation and to listen to the call online, go to the Company's website at www.bannerbank.com or to www.fulldisclosure.com. Institutional investors may access the call via the subscriber-only site, www.streetevents.com. An archived recording of the call can be accessed by dialing 303-590-3000, passcode 11078735# until Tuesday, December 19, 2006 or via the Internet at www.fulldisclosure.com.

Banner Corporation is the parent company of Banner Bank, a commercial bank that operates a total of 58 branch offices and 12 loan offices in 24 counties in Washington, Oregon and Idaho. Banner Bank serves the Pacific Northwest region with a full range of deposit services and business, commercial real estate, construction, residential, agricultural and consumer loans. Visit Banner Bank on the Web at www.bannerbank.com.


BANR Acquisition
December 12, 2006

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Banner Corporation intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and F&M Bank expects to mail a proxy statement/prospectus to its security holders, containing information about the transaction. Investors and security holders of Banner Corporation and F&M Bank are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Banner Corporation, F&M Bank and the proposed merger. In addition to the registration statement to be filed by Banner Corporation and the proxy statement/prospectus to be mailed to the security holders of F&M Bank, Banner Corporation files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Banner Corporation may also be obtained free of charge from Banner Corporation by requesting them in writing at Banner Corporation, 10 South First Avenue, Walla Walla, WA 99362, or by telephone at (509) 527-3636. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Banner Corporation on its website at www.bannerbank.com.

The directors, executive officers, and certain other members of management and employees of F&M Bank are participants in the solicitation of proxies in favor of the merger from the shareholders of F&M Bank. Information about the directors and executive officers of F&M Bank will be included in the proxy statement/prospectus. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning future performance, developments or events, expectations for earnings, growth and market forecasts, and other guidance on future periods (including, among others, statements regarding the benefits of the acquisition of F&M Bank by Banner), which forward-looking statements are subject to a number of risks and uncertainties that are beyond the Company's control and might cause actual results to differ materially from stated objectives. These factors include but are not limited to: competition in the financial services market for both deposits and loans as well as regional and general economic conditions; and Banner's ability to successfully complete consolidation and conversion activities, incorporate acquisitions into its operations, retain key employees, increase its customer base, achieve cost savings and successfully generate commercial, consumer and real estate loans. Additional factors that may affect future results are contained in Banner's filings with the SEC, which are available at the SEC's web site http://www.sec.gov, including in Banner's Annual Report on Form 10-K for the year ended December 31, 2005, under the heading "Risk Factors."  Banner undertakes no responsibility to update or revise any forward-looking statements.

# # #

NOTE: Transmitted on Business Wire at 9:30 a.m. PST on December 12, 2006.


Exhibit 99.2

Presentation of Banner dated December 12, 2006


BANNER CORPORATION

Better ideas. Better banking.

&

Strengthening Our Presence in the Pacific Northwest

December 12, 2006


Disclosure Statement

Additional Information About This Transaction

Banner Corporation and F&M Bank will file a proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (SEC). WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain the proxy statement/prospectus and Banner Corporation documents free of charge at the SEC's web site (www.sec.gov). In addition, documents filed with the SEC by Banner Corporation, including the proxy statement/prospectus, will be available free of charge from the company's Investor Relations Department at (509) 527-3636.

Safe Harbor Statement

2


Transaction Overview

Transaction Structure	▪ F&M Bank will merge with and into Banner Corporation's bank subsidiary
Consideration	▪ Implied deal price per share of $47.37, or $98.8 million in the aggregate based on Banner's closing price of $44.79 on 12/08/06 ▪ In aggregate, F&M shareholders will receive 1,773,494 shares of Banner common stock and $19.4 million in cash consideration ▪ Assuming 2,086,374 shares outstanding at closing, each F&M share will be exchanged for 0.8500 Banner shares and $9.30 in cash consideration, approximately 80% stock and 20% cash
Dividends	▪ Special pro-rated dividend to be accrued by F&M up to the closing date and paid by Banner at closing based on an assumed $0.88 annual dividend for 2007
Treatment of Options	▪ Required to exercise prior to closing to participate in consideration ▪ Unexercised options will be cancelled
Target Pro Forma Ownership	▪ 12.5% of pro forma institution
Conditions of Closing	▪ F&M shareholder approval ▪ Customary regulatory approvals
Anticipated Closing	▪ Second quarter of 2007

BANNER CORPORATION

3


Transaction Overview

Termination Fee

- $3.0 million; approximately 3% of the aggregate deal value

Board Representation

- One F&M board member to be appointed to Banner board at closing

Walk Away Provisions

- F&M can terminate if:
  - Banner's Average Closing Price < $33.27 (down 25.7%); and
  - Banner's Average Closing Price has underperformed a predefined index by 18.66%
- Banner has five business days to exercise fill-up provision to prevent walk-away
- Banner can terminate if Banner's Average Closing Price > $49.71 (up 11.0%)
  - F&M can agree to a reduction of the cash consideration to prevent walk-away

Due Diligence

- Completed by both Banner and F&M

BANNER CORPORATION

4


Summary of Rationale

- Banner significantly bolsters its presence in the 4th largest market in the Northwest by population
  - F&M footprint complements Banner's existing locations
  - Spokane County's population grew 21% over the last five years
  - Spokane County's 9/30/06 YTD job growth rate of 3.5% is the highest in the state of Washington
- F&M Bank makes an attractive merger partner for BANR
  - Attractive deposit base with cost of deposits 3.09% for the third quarter of 2006
  - Strong credit quality—NPAs/assets of 0.20% and NCOs/Avg Loans of 0.01% as of 9/30/06 YTD
  - A similar commitment to high touch, personal client service
  - Accretive to Banner's earnings per share in 2008
    - Cost savings equal to approximately 22% of expected non-interest expense, or $3.8 million before tax in 2008
    - No revenue enhancements assumed
- Combined company will better serve and enhance relationships with both F&M and Banner customer base
  - Senior management and lending professionals from F&M Bank with local market expertise will have the ability to expand its customer base by taking advantage of higher legal lending limits
  - Expanded deposit and loan offerings for F&M Bank's current customers
  - Improved distribution network for Banner customers
  - The Spokane market has important ties to Banner's other Northwest markets

BANNER CORPORATION

Source: SNL Financial and U.S. Bank economic presentation

5


Building a Premier Northwest Franchise

Spokane, WA County

Deposit Market Share

2006 Rank	Institution	2006 Number of Branches	2006 Total Deposits in Market ($000)	2006 Total Market Share (%)
1	W.T.B. Financial Corporation (WA)	15	1,614,311	25.91
2	Sterling Financial Corporation (WA)	7	1,246,805	20.01
3	Washington Mutual, Inc. (WA)	13	774,492	12.43
4	Bank of America Corporation (NC)	13	676,152	10.85
5	U.S. Bancorp (MN)	16	563,854	9.05
6	Pro Forma	16	431,339	6.93
6	F&M Bank (WA)	14	321,274	5.16
7	Wells Fargo & Company (CA)	8	274,000	4.40
8	AmericanWest Bancorporation (WA)	9	261,319	4.19
9	Northwest Bancorporation, Inc. (WA)	8	178,528	2.86
10	Banner Corporation (WA)	2	110,065	1.77
11	Bank of Fairfield (WA)	4	97,872	1.57
12	State National Bank of Garfield (WA)	2	55,592	0.89
13	Community Financial Group, Inc. (WA)	3	25,690	0.41
14	FirstBank NW Corp. (WA)	2	11,821	0.19
15	Whitman Bancorporation, Incorporated (WA)	2	8,342	0.13
16	Intermountain Community Bancorp (ID)	2	4,635	0.07
17	Riverbank (WA)	1	3,566	0.06
18	Dickinson Financial Corporation II (MO)	1	3,309	0.05
	Total In Market	126	8,231,827	

County	Total Population 2006 (Actual)	Population Change 2000-2006 (%)	Median HH Income 2006 ($)	Income Change 2000-2006 (%)
Spokane, WA	446,668	6.87	45,559	21.94

F&M Bank
Banner Corporation
395
291
2
W FRANCIS AVE
N DIVISION ST
2
E TRENT AVE
290
US HWY 2
HWY 2
US HWY 395
90
HWY 195
HWY 195
195
N PINES RD
290
E TRENT AVE
27
2006 SNL Financial LC. All rights reserved
0

Source: SNL Financial

6


Building a Premier Northwest Franchise

Seattle-Tacoma-Bellevue, WA
Population: 3,272,574
Spokane, WA MSA
Population: 466,668
Portland-Vancouver-Beaverton, OR-WA
Population: 2,127,631
Boise City-Nampa, ID MSA
Population: 566,405
F&M Bank
Banner Corporation
90
84
12
101
105
0
114mi

Copyright (C) 2006 SNL Financial LC. All rights reserved

Source: SNL Financial

7


A Logical Expansion of our Washington Franchise

- Banner has developed a strong franchise in the Pacific Northwest
  - Currently operating 58 branches in Washington, Oregon and Idaho
- Banner currently has only 2 branches in Spokane, a rapidly growing market with attractive demographics
  - Spokane is the second largest market area in Washington by population and fourth in total deposits
  - The expected household income growth rate for this city is 17.63% over the next five years
  - The expected population growth rate for city is 3.62% over the next five years
  - Spokane County's household income growth has been 20.73% from 2000-2006
  - 2nd fastest growing market in Washington by income
- The Spokane market has important economic ties to the Puget Sound, Portland, and Boise regions, as well as a number of Eastern Washington markets currently served by Banner
- An opportunity for a sizeable community bank to meet the unmet needs of small and medium-sized businesses neglected by large institutions
  - The top five banks in Spokane County deposit market share have 82% of the market's deposits
  - A great opportunity to grow market share by better meeting customer needs
    - High touch, personal service
    - Timely response to customer needs
    - Knowledgeable local management

BANNER CORPORATION

Source: SNL Financial & U.S. Bank economic presentation

8


Complementary Loan Mix — As of 9/30/06

F&M Bank

1-4 Family
9.0%
Multi-Family
3.8%
Consumer & Other
7.1%
Agricultural
1.2%
C & I
20.9%
CRE
43.4%
Construction & Land
14.6%

Banner Corporation

1-4 Family
11.9%
Multi-Family
5.0%
Consumer & Other
4.0%
Agricultural
5.8%
C & I
16.9%
CRE
20.0%
Construction & Land
36.4%

F&M Bank
3Q06 Net Interest Margin: 4.69%

Banner Corporation
3Q06 Net Interest Margin: 3.99%

Source: FDIC, SNL Financial

9


Improved Funding Mix — As of 9/30/06

F&M Bank

CD's < $100k
13.2%
CD's > $100k
20.1%
Transaction Accounts
25.7%
MMDA & Savings
41.0%

Banner Corporation

CD's < $100k
21.8%
Transaction Accounts
23.3%
CD's > $100k
35.1%
MMDA & Savings
19.9%

F&M Bank
3Q06 Cost of Deposits: 3.09%

Banner Corporation
3Q06 Cost of Deposits: 3.73%

Source: FDIC, SNL Financial

10


F&M Bank — Key Statistics

(Dollars in Thousands) Balance Sheet	2004	2005	YTD 9/30/2006
Total Assets	$324,583	$360,996	$405,561
Net Loans	$267,167	$309,771	$353,673
Deposits	$285,028	$303,899	$338,788
Capital			
Total Equity	$34,711	$36,160	$39,146
Tangible Equity	$34,711	$36,160	$39,146
Tang. Equity / Tang. Assets	10.69%	10.02%	9.65%
Earnings & Profitability			
Net Income	$2,592	$3,155	$2,817
ROAA	0.82%	0.92%	0.98%
ROAE	8.21%	8.79%	10.03%
Net Interest Margin	4.64%	4.56%	4.60%
Efficiency Ratio	73.81%	73.23%	70.51%
Asset Quality			
Reserves/ Loans	1.00%	1.00%	1.00%
NPAs/ Assets	0.57%	0.55%	0.20%
Net Charge Offs/ Avg. Loans	0.15%	0.05%	0.01%

BANNER CORPORATION

Source: SNL Financial

11


Transaction Multiples

(Dollars in thousands)

	BANR/ F&M[2]	Comparable Medians: Nationwide Transactions[3]	Comparable Medians: OR, ID, WA Transactions[4]
Transaction Multiples			
Price / LTM EPS[1]	26.3x	22.8x	24.9x
Price / Book	247%	243%	248%
Price / Tangible Book Value	247%	245%	248%
Core Deposit Premium	20.9%	21.8%	28.9%

[1] Assumes LTM average diluted shares of 2,044,755
[2] Assumes BANR share price of $44.79 on 12/08/2006
[3] Based on 107 acquisitions of commercial banks nationwide since 1/1/06 with deal value between $15-200M
[4] Based on 8 acquisitions of Oregon, Idaho & Washington commercial banks since 1/1/05 with deal value between $15-200M

Source: SNL Financial

12

BANNER CORPORATION


Pro Forma Company Profile[3]

	BANR	F&M	Pro Forma
Branch Offices	58	14	72
Shares Outstanding	12,299,714	2,086,374[1]	14,073,208[2]
Assets	$3,453,040	$405,561	$3,858,601
Net Loans	$2,867,079	$353,673	$3,220,752
Total Deposits	$2,744,351	$338,788	$3,083,139
Shareholders' Equity	$241,720	$39,146	$321,155[2]
YTD Net Income	$24,156	$2,817	$26,973
LQA NIM	3.99%	4.69%	4.06%
NPAs/ Assets	0.33%	0.20%	0.32%

Notes:

(1) Assumes all options are exercised prior to close

(2) Pro forma for the 1,773,494 Banner shares to be issued to F&M shareholders

(3) Financial data as of or for the period ending 9/30/2006

Source: SNL Financial

13
